UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2023

Save Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaPardes 134 (Meshek Sander) Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SVFD	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The disclosure set forth below under Item 2.3 (Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 31, 2023, Save Foods, Inc., a Delaware corporation (the “Company”) issued a one-year promissory note in the principal amount of $700,000 (the “Note”) to YA II PN, Ltd. (the “Investor”) pursuant to the Standby Equity Purchase Agreement between the Company and the Investor, dated July 23, 2023 (the “Purchase Agreement”), the terms of which were previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 27, 2023.

The Note has the purchase price of $679,000, representing a 3% original issue discount, bears interest at8% per annum on the outstanding principal balance. The Company is required to pay, on a monthly basis, one tenth of the outstanding principal amount of the Note and accrued interest either (i) in cash or (ii) by submitting an advance notice pursuant to the Purchase Agreement, shares of its common stock under the terms of the Purchase Agreement or a combination thereof as determined by the Company. The first payment under the Note is due December 31, 2023. Unless otherwise agreed by the Investor, the funds received by the Company pursuant to the Purchase Agreement for the sale of shares of its common stock to the Investor will first be used to satisfy any payments due under the Note.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Promissory Note issued by Save Foods, Inc. to YA II PN, Ltd. dated October 31, 2023
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Save Foods, Inc.

Date: November 2, 2023	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer